                                                                   Exhibit 99.34

                     FREE WRITING PROSPECTUS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO) SERIES 2006-WMC1
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                               ABS NEW TRANSACTION

                             FREE WRITING PROSPECTUS

                          $[686,138,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2006-WMC1

                      MERRILL LYNCH MORTGAGE LENDING, INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                               WMC MORTGAGE CORP.
                                   ORIGINATOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                     TRUSTEE

                               JANUARY [27], 2006

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   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                     FREE WRITING PROSPECTUS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO) SERIES 2006-WMC1
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                                IMPORTANT NOTICES

The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-127233) for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

--------------------------------------------------------------------------------
   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

Total

                                                                                                    WEIGHTED
                      NUMBER      AGGREGATE     PERCENT            WEIGHTED    AVERAGE    WEIGHTED   AVERAGE
                        OF        PRINCIPAL       OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  COMBINED     PERCENT
                     MORTGAGE      BALANCE     MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  ORIGINAL       FULL      PERCENT
                       LOANS     OUTSTANDING     POOL     COUPON     SCORE   OUTSTANDING     LTV       LTV    DOCUMENTATION     IO
                     --------  --------------  --------  --------  --------  -----------  --------  --------  -------------  -------
1st Lien, No Silent
   2nds                2,243   $  560,245,041    44.25%    7.367%     614      $249,775    80.84%    80.84%       41.68%      14.48%
1st Lien, Silent
   2nd not in deal       201   $   33,550,616     2.65%    7.226%     646      $166,918    80.13%    99.42%       42.81%      15.98%
1st Lien, Loud 2nd
   in deal             1,985   $  540,305,069    42.67%    7.083%     659      $272,194    79.89%    99.23%       24.19%      24.20%
2nd lien, 1st not
   in deal                25   $    1,250,267     0.10%   11.024%     644      $ 50,011    98.72%    98.72%       40.37%       0.00%
2nd lien, 1st in
   deal                1,984   $  130,787,655    10.33%   10.645%     659      $ 65,921    99.47%    99.47%       25.00%       0.00%
                       -----   --------------   ------    ------      ---      --------    -----     -----        -----       -----
TOTAL:                 6,438   $1,266,138,649   100.00%    7.584%     639      $196,666    82.36%    91.12%       32.52%      17.16%
                       =====   ==============   ======    ======      ===      ========    =====     =====        =====       =====

Group 1

                                                                                                  WEIGHTED
                      NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED   AVERAGE
                        OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  COMBINED     PERCENT
                     MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  ORIGINAL       FULL      PERCENT
                       LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV       LTV    DOCUMENTATION     IO
                     --------  ------------  --------  --------  --------  -----------  --------  --------  -------------  -------
1st Lien, No Silent
   2nds                1,314   $292,995,855    43.16%    7.395%     607      $222,980     79.52%    79.52%      45.10%       6.25%
1st Lien, Silent
   2nd not in deal       131   $ 19,849,726     2.92%    7.317%     639      $151,525     80.20%    99.88%      43.69%       5.15%
1st Lien, Loud 2nd
   in deal             1,387   $325,300,769    47.92%    7.123%     658      $234,536     79.94%    99.38%      24.81%      19.11%
2nd lien, 1st not
   in deal                 9   $    410,919     0.06%   10.679%     660      $ 45,658    100.00%   100.00%      64.07%       0.00%
2nd lien, 1st in
   deal                  841   $ 40,349,646     5.94%   10.690%     655      $ 47,978     99.54%    99.54%      30.07%       0.00%
                       -----   ------------   ------    ------      ---      --------    ------    ------       -----       -----
TOTAL:                 3,682   $678,906,915   100.00%    7.460%     635      $184,385     80.94%    90.83%      34.46%      12.00%
                       =====   ============   ======    ======      ===      ========    ======    ======       =====       =====

Group 2

                                                                                                  WEIGHTED
                      NUMBER    AGGREGATE     PERCENT            WEIGHTED    AVERAGE    WEIGHTED   AVERAGE
                        OF      PRINCIPAL       OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  COMBINED     PERCENT
                     MORTGAGE    BALANCE     MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  ORIGINAL       FULL      PERCENT
                       LOANS   OUTSTANDING     POOL     COUPON     SCORE   OUTSTANDING     LTV       LTV    DOCUMENTATION     IO
                     --------  ------------  --------  --------  --------  -----------  --------  --------  -------------  -------
1st Lien, No Silent
   2nds                  929   $267,249,187    45.51%    7.336%     621      $287,674    82.30%    82.30%       37.93%      23.51%
1st Lien, Silent
   2nd not in deal        70   $ 13,700,890     2.33%    7.094%     657      $195,727    80.03%    98.77%       41.53%      31.68%
1st Lien, Loud 2nd
   in deal               598   $215,004,300    36.61%    7.023%     661      $359,539    79.80%    99.00%       23.26%      31.89%
2nd lien, 1st not
   in deal                16   $    839,348     0.14%   11.193%     637      $ 52,459    98.10%    98.10%       28.77%       0.00%
2nd lien, 1st in
   deal                 1143   $ 90,438,009    15.40%   10.625%     661      $ 79,123    99.43%    99.43%       22.73%       0.00%
                       -----   ------------   ------    ------      ---      --------    ------    ------       -----       -----
TOTAL:                 2,756   $587,231,734   100.00%    7.728%     643      $213,074    83.99%    91.46%       30.29%      23.11%
                       =====   ============   ======    ======      ===      ========    ======    ======       =====       =====